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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  June 13, 2002
                Date of Report (Date of earliest event reported)


                          GENTIVA HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-15669                36-433-5801
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

            3 Huntington Quadrangle 2S, Melville, New York 11747-8943
                    (Address of principal executive offices)

                                 (631) 501-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

Reference is made to the Report on Form 8-K of Gentiva Health Services, Inc. ("Gentiva") dated June 13, 2002 and filed with the Securities and Exchange Commission on June 21, 2002, reporting the consummation of Gentiva's sale of its specialty pharmaceutical services ("SPS") business to Accredo Health, Incorporated on June 13, 2002 and other matters. On June 13, 2002, Gentiva distributed substantially all of the proceeds of the sale of the SPS business to its stockholders of record on June 13, 2002. On such record date 26,266,029 shares of common stock, par value $.10 per share, of Gentiva were outstanding and participated in the distribution.

On June 20, 2002, Gentiva's tender offer to purchase and cancel outstanding options to purchase shares of Gentiva common stock for cash expired, resulting in 1,253,141 options tendered and accepted by Gentiva in the tender offer for a cash payment of $20,982,320. As of such date, 463,829 vested options remained outstanding and subject to adjustment. The 463,829 options were adjusted in accordance with Gentiva's option plans to give effect to the distribution of the proceeds of the sale of the SPS business at a conversion ratio of 3.369 Gentiva options for every one Gentiva option outstanding immediately prior to the adjustment. This resulted in 1,562,646 options outstanding at a weighted average exercise price of approximately $2.63 after giving effect to the option adjustment.

In addition, on June 14, 2002, Gentiva granted new options under its existing option plans to officers, directors and employees of Gentiva.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.  Not Applicable.

         (b) Pro Forma Financial Information. Reference is made to Gentiva's report on Form 8-K dated June 13, 2002, filed with the Securities and Exchange Commission on June 21, 2002 and
                  Exhibit 99.1 attached hereto.

         (c)      Exhibits.

Exhibit 99.1. Gentiva Health Services, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Financial Data.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 28, 2002

                           GENTIVA HEALTH SERVICES, INC.


                           By: /s/ John R. Potapchuk
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                               Name:     John R. Potapchuk
                               Title:    Senior Vice President and Chief
                                         Financial Officer